                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                   FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported): April 11, 1996

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                                 EQUIMED, INC.
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              (Exact Name of Registrant as Specified in Charter)

   Delaware                            0-27456
25-1668112
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(State or Other                 (Commission File Number)
(I.R.S. Employer
Jurisdiction of Incorporation
Identification No.)

      3754 LaVista Road
      Tucker, Georgia                               30084-5637
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   (Address of Principal                            (Zip Code)
    Executive Offices)

                                 (404)320-6211
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, If Changed Since Last
Report)


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ITEM 5: OTHER EVENTS

        On April 11, 1996, EquiMed, Inc. ("EquiMed") consummated mergers with
(i) E. Ronald Salvitti, M.D., Inc. ( the "Salvitti Practice") and
(ii)
Washington Optical, Inc. (the "Optical Shop").  The Salvitti
Practice and
Optical Shop are located in Washington, Pennsylvania. The two mergers were effective as of April 1, 1996. Consideration for the acquisition consisted, in part, of $9,115,000 in EquiMed common stock (the "Stock") received by E. Ronald
Salvitti, M.D. ("Salvitti"). The business combination was accounted for as a purchase, with the acquired assets being recorded at their respective market values.

        On November 1, 1996, EquiMed sold the assets of the Salvitti Practice and Optical Shop to Physicians Resource Group, Inc. ("PRG"), Dallas, Texas, together with substantially all of the rest of the assets the ophthalmology division of EquiMed, in consideration for $54,563,000 in cash, the assumption of an estimated $14,300,000 of liabilities, and additional consideration to be paid later based on acquisition contracts to be delivered to PRG through March
1997.

        In connection with the acquisition of the Salvitti
Practice and Optical
Shop, Douglas R. Colkitt, M.D., Chairman of EquiMed ("Colkitt"), promised to
Salvitti that, if EquiMed registered the Stock and if the resale price of up to twenty percent (20%) of the Stock sold during each three-month period following such registration were less than $12.925 per share, then Colkitt would deliver to Salvitti the difference in additional shares of EquiMed common stock (the "Obligation"). The Stock was registered effective October 15, 1996.

        On December 19, 1996, EquiMed announced the approval by its Board of
Directors of a plan to repurchase EquiMed common stock over the next six months. On January 10, 1997, as part of its repurchase program, EquiMed solicited Salvitti to resell the Stock to EquiMed, assumed the Obligation, and agreed to indemnify Colkitt in respect thereof. EquiMed paid to Salvitti
$1,500,000 to acquire 86,586 shares of the Stock and in partial satisfaction of the Obligation.

        As part of its stock repurchase plan, EquiMed intends to continue to solicit, from time to time, the purchase of the Stock from Salvitti, as and to the extent that the Obligation is applicable.

                                  SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934,
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           EQUIMED, INC.
                                           (Registrant)

                                               /s/ Daniel L.
Beckett

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Date: January 24, 1997                      By:    Daniel L.
Beckett
                                            Title: Chief
Financial Officer